UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2011

BULLION MONARCH MINING, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-54045	20-1885668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Main St., Suite 202
St. George, Utah 84770

(Address of Principal Executive Offices)

____________________

(801) 426-8111

(Registrant’s telephone number, including area code)

____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.

Entry Into a Material Definitive Agreement

On March 2, 2011, Bullion Monarch Mining, Inc., a Utah corporation (the “Company”), executed a Stock Purchase Agreement (the “Principal Purchase Agreement”) with the shareholders of Dourave Mining and Exploration Inc., a corporation organized under the laws of Canada (“Dourave”) listed on the signature page thereto, which shareholders hold approximately 81.37% of the outstanding capital shares of Dourave.  In addition, the Company anticipates entering into separate Stock Purchase Agreements (the “Minority Purchase Agreements”, and collectively with the Principal Purchase Agreement, the “Purchase Agreements”) with the holders of all remaining outstanding capital shares of Dourave as soon as practicable.

Pursuant to the terms of the Principle Purchase Agreement, the Company acquired approximately 81.37% of the outstanding capital shares of Dourave.  Pursuant to the Minority Purchase Agreement, the Company expects to acquire 100% of the remaining capital shares of Dourave.  The Company has issued 3,961,891 shares of the Company’s common stock and warrants to purchase up to 1,980,945 shares of its common stock at an exercise price equal to $1.20 per share pursuant to the Principal Purchase Agreement and expects to issue an aggregate of 5,000,000 shares of the Company’s common stock and warrants to purchase up to 2,500,000 shares of its common stock at an exercise price equal to $1.20 per share as total consideration for all of the capital shares of Dourave acquired pursuant to the Purchase Agreements.

The Purchase Agreements are dated as of February 7, 2011 as a result of the Company’s offer made on such date to purchase the Dourave shares for an aggregate consideration equal to $3,220,000, which was based on the value as of such date of the Company common stock and warrants to purchase common stock to be issued in consideration for the capital shares of Dourave, as set forth in the Purchase Agreements.

The Principal Purchase Agreement contains customary representations and warranties regarding Dourave and its business and the selling shareholders’ ownership of the capital shares of Dourave being sold to the Company.  The Principal Purchase Agreement also contains customary covenants and indemnity obligations of the parties.  The Minority Purchase Agreements contain customary representations and warranties regarding the applicable selling shareholder’s ownership of the capital shares of Dourave being sold thereunder and customary covenants and indemnity obligations of the parties.

On March 2, 2011, the Company issued a press release announcing the acquisition.  A complete copy of the Principal Purchase Agreement and the form of Minority Purchase Agreement that will be entered into by the remaining shareholders of Dourave, the Form of Warrant Certificate to be issued by the Company, and the Company’s press release, are filed as Exhibits 10.1, 10.2, 4.1 and 99.1, respectively, and are incorporated herein by reference. The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Except pursuant to the Purchase Agreements, the Company had no relationships with the holders of the capital shares of Dourave acquired by the Company.  However, prior to the transactions contemplated by the Purchase Agreements, the Company was a joint venture

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partner with the Brazilian subsidiary of Dourave since early 2009.  The Company initially owned 33% of the joint venture entity and increased its ownership to 48.09% as of February 15, 2011 through additional contributions and loans to the joint venture entity.

Item 2.01:

Completion of Acquisition or Disposition of Assets.

As described in Item 1.01 above, pursuant to the terms of the Principal Purchase Agreement, the Company, acquired approximately 81.37% of the issued and outstanding capital shares of Dourave and expects to acquire the remaining capital shares of Dourave pursuant to the Minority Purchase Agreements. Dourave owns interests in six mineral properties located in Brazil.  The information provided under Item 1.01 is incorporated herein by reference.

Item 3.02:

Unregistered Sales of Equity Securities.

As described in Item 1.01 above, pursuant to the terms of the Purchase Agreements, the Company has issued or expects to issue an aggregate of 5,000,000 shares of its common stock and warrants to purchase 2,500,000 shares of its common stock to the holders of capital shares of Dourave.  The Company also assumed the obligation to issue up to 281,410 shares of the Company’s common stock under outstanding warrants to purchase capital shares of Dourave at an exercise price equal to $4.78 per share.  The Company believes that the issuance of the common stock and warrants to purchasers who are not U.S. persons is exempt from registration under Regulation S promulgated under the Exchange Act of 1934, as amended, because the transaction was negotiated and consummated outside of the United States in an offshore transaction.  With respect to the shares and warrants issued to U.S. persons, the Company believes that the recipients of such shares and warrants are accredited investors under Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended and that the issuance of such common stock and warrants is exempt from registration pursuant to Regulation D promulgated under the Exchange Act of 1933, as amended,.  The information provided under Item 1.01 is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

(a)

Financial statements of business acquired.

All required financial statements with respect to Dourave will be filed by amendment pursuant to Item 9.01(a)(4) within 71 days following the filing of this report.

(b)

Pro forma financial information.

All required pro forma financial information will be filed by amendment pursuant to Item 9.01(b)(2) within 71 days following the filing of this report.

(d)

Exhibits.

4.1

Form of Warrant Certificate

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10.1

Stock Purchase Agreement dated as of February 7, 2011 among the Company, Dourave Mining and Exploration Inc., and the shareholders of Dourave identified on the signature page thereto.

10.2

Form of Stock Purchase Agreement to be executed among the Company, Dourave Mining and Exploration Inc., and the shareholder of Dourave identified on the signature page thereto.

99.1

Press Release, dated March 2, 2011, issued by Bullion Monarch Mining, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 8, 2011

BULLION MONARCH MINING, INC.

By:

/s/ James A. Morris

Name:  James A. Morris

Its:  President

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